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                       BALANCED
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                        INCOME
     Flag Investors Intermediate-Term Income Fund
Flag Investors Total Return U.S. Treasury Fund Shares

                   TAX-FREE INCOME
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         Flag Investors Maryland Intermediate
                 Tax-Free Income Fund

                    CURRENT INCOME
       Flag Investors Cash Reserve Prime Shares


                                                             Flag
                                                             Investors
                                                             Intermediate-
                      P.O. Box 515                           Term
               Baltimore, Maryland 21203                     Income
                      800-767-FLAG                           Fund
                    Distributed by:
                   Alex. Brown & Sons                        Annual Report
                      Incorporated                           December 31, 1995

Flag Investors
Intermediate-term Income Fund

Dear Shareholders:
          We are pleased to report on the Fund's progress for the six- and twelve-month periods ended December 31, 1995.

1995 IN REVIEW
          Against a background of slowing economic growth, benign inflationary pressures and improving investor sentiment, interest rates continued their near uninterrupted decline during the second half of the year (SEE CHARTS BELOW AND TOP RIGHT). Providing much of the fuel that propelled common stocks to unprecedented prices, the dramatic decline in rates enabled bond investors and your Fund to more than recoup 1994's poor showing and to reap a year of double-digit returns. Although bonds with longer maturities produced higher returns, the Fund's intermediate-term structure allowed it to participate substantially in the market's strong rally.

          In this ideal market environment, the Fund recorded a total return of 5.7% for the last six months of the year and 15.4% for the entire year. A substantial portion of the year's return came from net asset value (NAV) appreciation (from $9.62 to $10.48), the balance from monthly dividends. From its inception on May 13, 1991, the Fund has posted a cumulative total return of 41.1%, translating into an average annual total return of 7.7%.

                            HISTORICAL YIELD CURVES

                                 [Graph here]

                                 12/94       6/95       12/95
                   3 month       5.682      5.563       5.071
                   6 month       6.495      5.576       5.147
                   1 year        7.162      5.623       5.131
                   2 year        7.690      5.793       5.150
                   3 year        7.778      5.852       5.207
                   5 year        7.827      5.970       5.374
                  10 year        7.827      6.203       5.570
                  30 year        7.876      6.617       5.949



                          5-YEAR U.S. TREASURY YIELDS
                             (12/31/92 -- 12/31/95)

                                 [Graph here]

                              12/92         5.992
                               3/93         5.330
                               6/93         5.111
                               9/93         4.764
                              12/93         5.208
                               3/94         6.114
                               6/94         6.832
                               9/94         7.280
                              12/94         7.827
                               3/95         7.071
                               6/95         5.966
                               9/95         6.015
                              12/95         5.381


          Specific total return comparisons are listed below. These figures assume the reinvestment of dividends and capital gains, but exclude the impact of any sales charge.

                            PERFORMANCE COMPARISONS*
    For the periods ended December 31, 1995

                                       Average      Six        One
                                       Maturity    Months      Year
  Flag Investors Intermediate-Term
    Income Fund                       4.7 years     5.7%      15.4%
  Lehman Brothers
    Intermediate
    Gov't./Corp. Bond Index           4.2 years     5.2%      15.3%
  Lehman Brothers Gov't./
    Corp. Bond Index                  9.4 years     6.7%      19.2%
  Lipper Short/Intermediate-Term
    Bond Fund Peer Group Average      3-5 years     4.8%      12.4%

* The indices listed above are unmanaged and are widely recognized as indicators of performance in their respective sectors. Past performance is not an indicator of future results. Please review the Additional Performance Information on page 4.

Flag Investors
Intermediate-term Income Fund

OUTLOOK
         Our outlook for interest rates in 1996 hinges on three interrelated factors: 1) the growth rate of the economy; 2) the path of inflation; and 3) the outcome of the Budget negotiations. In contrast to the past two years, we expect economic growth to be sluggish for much of 1996 with no obvious source to galvanize growth. Representing more than two-thirds of GDP, the consumer, now heavily burdened by installment debt, is apt to be in a recovery mode for much of the year. Despite lower mortgage rates, home sales have been sluggish and, as a result, have not induced other related expenditures (furniture, appliances, et al.). In response to these signs, business investment, which was a major source of last year's strength for the economy, is expected to slow. With only minimal pricing flexibility, coupled with weak final demand, corporate margin pressure will become more obvious during the year and corporate profit growth will be restrained.

          Given a slow domestic economy and mediocre growth abroad, the outlook for inflation is benign and likely to remain so for an extended period of time, especially after the Labor Department recalibrates its method of computing CPI statistics. We expect these adjustments, widely thought to have overstated the inflation rates by a meaningful margin, should lower the future reported rate, leaving further room for lower rates.

          Congress and the Administration are not too far apart on the goal of, and the methodology for, deficit reduction. We expect some resolution on the Budget to be grudgingly reached sometime during the first quarter, and that the eventual components of these resolutions will prove constructive, but will ultimately shave up to 1% off the GDP over the next few years. As monetary policy historically operates with a long lag, fiscal policy, which has reflected a neutral-to-restrictive bias for most of the 1990s, is likely to remain so for the balance of the decade. This policy does not preclude further reductions in short-term rates during the year as the Fed strives to keep the REALFed Funds rate at 2%.

          In summary, we anticipate a slow economy with low inflation and a gradual decline in short-to- intermediate rates.

PORTFOLIO CONSIDERATIONS
          Although we are confident that the overall downward trend in rates remains intactNalbeit at a considerably slower pace than in 1995Nwe question what the bond market can do for an encore. Moreover, given the mechanics of fixed-income total return calculations, last year's extraordinary results and the prevailing sense of optimism regarding Fed policy, we have shifted the Fund's assets to a mildly defensive stance. Recognizing that the appreciation of deep discount bonds had provided a substantial portion of last year's gains, we have moved a portion of the Fund's assets into fuller coupon, premium issues to insulate the NAV from principal erosion should rates begin to rise. Concerned also that the prevailing low level of rates will foster a surge in corporate bond underwritings and a widening in spreads, we have reduced the Fund's exposure in certain corporate bonds in favor of Treasury, A gency and selected mortgage-backed issues (SEE CHART, PG. 3).

Flag Investors
Intermediate-term Income Fund

                             PORTFOLIO COMPOSITION

                               December 31, 1994

                                  [Pie Chart]

                    Agency and Mortgage-Backed          23%
                    Corporate                           37%
                    Treasury                            18%
                    Cash                                 9%
                    Asset-Backed                        11%
                    Foreign Government                   2%


                               December 31, 1995

                                  [Pie Chart]

                    Agency & Mortgage-Backed            43%
                    Treasury                            17%
                    Cash                                 3%
                    Asset-Backed                        11%
                    Corporate                           26%


DIVIDEND POLICY
          The Fund continues to distribute $0.05 per share monthly. This distribution represents a current yield commensurate with yields available in the higher quality intermediate-term sector of the bond market.

          We appreciate your continued support.

Sincerely,

/s/ M. Elliott Randolph, Jr.     /s/ Paul D. Corbin
M. Elliott Randolph, Jr.         Paul D. Corbin
President                        Executive Vice President

January 22, 1996

DIVIDENDS FOR CALENDAR 1995

              Total dividends declared for calendar 1995 are as follows:

                             Income...........$0.60

          Shareholders who have elected to participate in the Fund's dividend reinvestment plan have received their distribution in additional shares of the Fund. If you are not currently a plan participant but would like to have your dividends reinvested at net ass et value, please contact your investment representative or the Fund at 1-800-553-8080.

Flag Investors
Intermediate-term Income Fund

Additional Performance Information

          The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the Fund's performance to that of an appropriate market index. This graph must measure the growth of a $10,000 hypo-


                          AVERAGE ANNUAL TOTAL RETURN*

                                                 % Return With
                 Periods ended 12/31/95:         Sales Charge**

                 One Year                           13.77%
                 Since Inception (5/13/91)           7.38%


                    CHANGE IN VALUE OF A $10,000 INVESTMENT
                      (May 13, 1991 -- December 31, 1995)

                                  [Graph here]

         Flag Investors Intermediate-             Lehman Brothers Intermediate
              Term Income Fund                       Gov't/Corp. Bond Index

 5/91            $ 9,850                  5/91                $10,000
12/91             10,815                 12/91                 10,993
 6/92             11,040                  6/92                 11,324
12/92             11,429                 12/92                 11,781
 6/93             12,150                  6/93                 12,513
12/93             12,455                 12/93                 12,817
 6/94             12,042                  6/94                 12,481
12/94             12,042                 12/94                 12,569
 6/95             13,156                  6/95                 13,776
12/95             13,900                 12/95                 14,498


 * These figures assume the reinvestment of all dividends and capital gains distributions. The Lehman Brothers Intermediate Government/ Corporate Bond Index is an unmanaged index that is widely recognized as a general measure of the performance in the intermediate-term government and corporate bond sector. Past performance is not an indicator of future results.
** Assumes maximum sales charge of 1.50%.


thetical investment from the Fund's inception through the most recent fiscal year-end and must reflect the impact of the Fund's total expenses and its currently effective 1.50% maximum sales charge.

          While this table is required by SEC rules, such comparisons are of limited utility since the index shown is not adjusted for sales charges and ongoing management, distribution and operating expenses applicable to the Fund. An investor who wished to replicate the total return of this index would have had to own the securities that it represents. Acquiring these securities would require a considerable amount of money and would incur expenses that are not reflected in the index results.

          The Fund's total returns correspond to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than the original investment when redeemed.

        This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

        For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.

Flag Investors
Intermediate-term Income Fund
Statement of Net Assets                                      December 31, 1995



                                            S&P           PAR         VALUE
SECURITY                                 RATING(1)       (000)       (NOTE A)
CORPORATE BONDS - 26.1%
  BANC ONE COLUMBUS
    7.375%, 12/1/02                         AA-          $1,000    $ 1,092,500
  BANC ONE CREDIT CARD MASTER TRUST
    6.30%, 10/15/02                         AAA           3,000      3,067,500
  BEAR STEARNS CO.
    6.625%, 1/15/04                         A             3,000      3,041,250
  COUNTRYWIDE FUNDING
    8.25%, 7/15/02                          A-            3,250      3,599,375

  FUND AMERICA ENTERPRISE
    7.75%, 2/1/03                           BBB+          3,000      3,142,500
  PACIFIC GAS & ELECTRIC
    6.25%, 3/1/04                           A             2,000      2,002,500
  SOCIeTe NATIONALE ELF AQUITAINE
    7.75%, 5/1/99                           AA-           2,000      2,125,000

TOTAL CORPORATE BONDS (Cost $17,483,844)                            18,070,625

U.S. GOVERNMENT AGENCY SECURITIES - 20.1%
FEDERAL HOME LOAN BANKS BOARD - 4.4%
    7.151%, 9/13/05 (callable 9/13/97)      AAA           3,000      3,086,310
FEDERAL HOME LOAN MORTGAGE CORP. - 2.1%
    Pool #G10049, 8.00%, 10/1/07            AAA           1,393      1,444,393
FEDERAL NATIONAL MORTGAGE ASSOC. - 5.9%
  MULTI-CLASS MORTGAGE CERTIFICATES
    Pool #326570, 7.00%, 2/1/08             AAA           3,997      4,074,315
GOVERNMENT NATIONAL MORTGAGE ASSOC. - 6.0%
  MULTI-CLASS MORTGAGE CERTIFICATES
    Pool #194615, 8.00%, Due 3/15/17        AAA             166        172,545
    Pool #204405, 8.00%, Due 4/15/17        AAA             184        191,503
    Pool #371200, 8.00%, Due 12/15/23       AAA           1,618      1,687,303
    Pool #371206, 8.00%, Due 12/15/23       AAA           2,019      2,105,216
GUARANTEED EXPORT TRUST - 1.7%
    8.187%, 12/15/04                        AAA           1,060      1,148,055

TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $13,700,276)                                                  13,909,640

U.S. TREASURY SECURITIES - 16.6%
  U.S. TREASURY NOTES
    4.75%, 9/30/98                          AAA           4,000      3,952,120
    5.50%, 4/15/00                          AAA           2,500      2,521,550
    5.75%, 8/15/03                          AAA           5,000      5,067,200
TOTAL U.S. TREASURY SECURITIES
(Cost $11,205,039)                                                  11,540,870

Flag Investors
Intermediate-term Income Fund
Statement of Net Assets (CONCLUDED)                          December 31, 1995

                                            S&P           PAR         VALUE
SECURITY                                 RATING(1)       (000)       (NOTE A)
ASSET-BACKED SECURITIES - 11.3%
  PREMIER AUTO TRUST, 94-1-A3,
  4.75%, 2/2/00                             AAA          $  944    $   937,160
  DISCOVER CREDIT CARD, 93-A-A,
  6.25%, 8/16/00                            AAA           3,000      3,052,620
  SEARS CREDIT ACCOUNT MASTER TRUST,
  II95-2-A, 8.10%, 6/15/04                  AAA           3,500      3,808,770

TOTAL ASSET-BACKED SECURITIES
(Cost $7,481,229)                                                    7,798,550

COLLATERALIZED MORTGAGE OBLIGATIONS - 22.8%
FEDERAL HOME LOAN MORTGAGE CORP. -- 11.9%
  MULTI-CLASS MORTGAGE CERTIFICATES
    Series 21-H, 5.85%, 1/25/19             AAA           4,000      3,941,361
    Series 1163-I, 6.95%, 12/15/20          AAA             600        610,782
    Series 106-F, 8.50%, 12/15/20           AAA           3,562      3,670,704

FEDERAL NATIONAL MORTGAGE ASSOC. -- 10.8%
  MULTI-CLASS MORTGAGE CERTIFICATES
    Series 1988-18-B, 9.40%, 7/25/03        AAA             237        248,636
    Series 1992-149-D, 12.00%, 4/25/19      AAA           2,068      2,139,593
    Series 1991-11-G, 7.00%, 11/25/19       AAA           3,052      3,069,546
    Series 1995-W-1-A2, 8.20%, 4/25/25      AAA           2,000      2,058,200

GOLDMAN SACHS TRUST SERIES 3 -- 0.1%
  Remic, Series 3 E-4, 8.00%, 5/27/15       AAA              66         67,321
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $15,609,443)                                                  15,806,143
REPURCHASE AGREEMENT - 2.6%
  GOLDMAN SACHS & CO., 5.70%
    Dated 12/29/95, to be repurchased
    on 1/2/96, collateralized by
    U.S. Treasury Bonds with a market
    value of $1,834,529. (Cost $1,806,000)   NR*          1,806      1,806,000
TOTAL INVESTMENT IN SECURITIES - 99.5%
  (Cost $67,285,831)**                                              68,931,828
OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 0.5%                      369,866
NET ASSETS - 100.0%                                                $69,301,694

NET ASSET VALUE PER:
  CLASS A SHARE ($67,115,974 / 6,406,450 shares outstanding)            $10.48
  INSTITUTIONAL SHARE ($2,185,720 / 206,585 shares outstanding)         $10.58
MAXIMUM OFFERING PRICE PER:
  CLASS A SHARE ($10.48 / .985)                                         $10.64
  INSTITUTIONAL SHARE                                                   $10.58

(1) The Standard & Poor's rating indicated is believed to be the most recent rating available as of December 31, 1995.
  * Not rated.
 ** Also aggregate cost for federal tax purposes.

See accompanying Notes to Financial Statements.

Flag Investors
Intermediate-term Income Fund
Statement of Operations                   For the Year Ended December 31, 1995

INVESTMENT INCOME (NOTE A):
          Interest                                                 $ 4,829,563

EXPENSES:
          Investment advisory fee (Note B)                            252,372
          Distribution fee (Note B)                                   179,666
          Accounting fee (Note B)                                      57,172
          Printing and postage                                         32,168
          Custodian fees                                               25,999
          Transfer agent fees (Note B)                                 24,999
          Legal                                                        24,999
          Audit                                                        23,999
          Registration fees                                            19,998
          Organizational expense (Note A)                               9,092
          Miscellaneous                                                 8,500
          Directors' fees                                               5,000
          Insurance                                                     3,680
            Total expenses                                            667,644
          Less: Fees waived (Note B)                                 (162,943)
            Net expenses                                              504,701
          Net investment income                                     4,324,862

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTEA):
          Net realized loss from securities transactions           (1,018,416)
          Change in unrealized appreciation of investments          7,179,328
          Change in unrealized appreciation of assets and
            liabilities denominated in foreign currency                 1,216
          Net gain on investments                                   6,162,128

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $10,486,990

See accompanying Notes to Financial Statements.

Flag Investors
Intermediate-term Income Fund
Statement of Changes in Net Assets

                                               FOR THE YEAR ENDED DECEMBER 31,
                                                 1995                  1994
INCREASE/(DECREASE) IN NET ASSETS:
OPERATIONS:
          Net investment income               $ 4,324,862         $ 5,692,067
          Net loss from security transactions  (1,018,416)         (2,533,036)
          Change in unrealized appreciation/
            (depreciation) of investments       7,179,328          (6,950,668)
          Change in unrealized appreciation/
            (depreciation) of assets and
            liabilities denominated in
            foreign currency                        1,216                  --
          Net increase/(decrease) in net
            assets resulting from operations   10,486,990          (3,791,637)
DIVIDENDS TO SHAREHOLDERS FROM:
          Net investment income:
            Flag Investors Class A Shares      (4,208,250)         (5,690,349)
            Flag Investors Institutional
              Shares                               (7,962)                 --
          Return of capital:
            Flag Investors Class A Shares              --            (324,493)
            Flag Investors Institutional Shares        --                  --
          Total distributions                  (4,216,212)         (6,014,842)
CAPITAL SHARE TRANSACTIONS (NOTE C):
          Proceeds from sale of shares          4,986,795          18,470,875
          Value of shares issued in
            reinvestment of dividends           2,635,861           4,067,306
          Cost of shares repurchased          (23,380,739)        (46,462,862)
          Decrease in net assets derived from
            capital share transactions        (15,758,083)        (23,924,681)
               Total decrease in net assets    (9,487,305)        (33,731,160)
NET ASSETS:
          Beginning of year                    78,788,999         112,520,159
          End of year                         $69,301,694        $ 78,788,999

See accompanying Notes to Financial Statements.

Flag Investors
Intermediate-term Income Fund
Financial Highlights -- Flag Investors Class A Shares
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                   FOR THE PERIOD
                                                                                                    MAY 13, 1991*
                                                       FOR THE YEAR ENDED DECEMBER 31,                 THROUGH
                                                1995         1994          1993          1992       DEC. 31, 1991
PER SHARE OPERATING PERFORMANCE:
  Net asset value at beginning of period      $  9.62      $ 10.57      $  10.37       $ 10.54         $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                          0.62         0.57          0.57          0.63            0.32
  Net realized and unrealized gain/(loss)
    on investments                               0.84        (0.92)         0.34         (0.05)           0.64
    Total from Investment Operations             1.46        (0.35)         0.91          0.58            0.96
LESS DISTRIBUTIONS:
  Dividends from net investment
    income and short-term gains                 (0.60)       (0.57)        (0.69)        (0.75)          (0.42)
  Return of capital                                --        (0.03)           --            --              --
  Distributions from net realized
    long-term gains                                --           --         (0.02)           --              --
    Total distributions                         (0.60)       (0.60)        (0.71)        (0.75)          (0.42)
  Net asset value at end of period            $ 10.48      $  9.62        $10.57        $10.37          $10.54
TOTAL RETURN(1)                                 15.43%       (3.32)%        8.98%         5.68%           9.79%
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)                                    0.70%         0.70%        0.70%         0.70%           0.70%**
  Net investment income(3)                       6.00%         5.57%        5.43%         6.01%           5.97%**

SUPPLEMENTAL DATA:
  Net assets at end of period (000)           $67,116       $78,789     $112,520       $78,706         $64,327
      Portfolio turnover rate                      46%           50%          86%          107%             46%

  * Commencement of operations.
 ** Annualized.
(1) Total return excludes the effect of sales loads.
(2) Without the waiver of advisory fees (Note B), the ratio of expenses to average net assets would have been 0.93%, 0.84%, 0.85%, 0.87% and 1.73% (annualized) for the years ended December 31, 1995, 1994, 1993, 1992, and for the period ended December 31, 1991, respectively.
(3) Without the waiver of advisory fees (Note B), the ratio of net investment income to average net assets would have been 5.77%, 5.43%, 5.28%, 5.83%
    and 4.94%  (annualized)  for the years ended  December 31, 1995,   1994,
    1993, 1992, and for the period ended December 31, 1991, respectively. See accompanying Notes to Financial Statements.

Flag Investors
Intermediate-term Income Fund
Financial Highlights -- Institutional Shares
(FOR A SHARE OUTSTANDING DURING THE PERIOD)

                                                         FOR THE PERIOD
                                                        NOVEMBER 2, 1995*
                                                            THROUGH
                                                        DECEMBER 31, 1995

PER SHARE OPERATING PERFORMANCE:
  Net asset value at beginning of period                     $ 10.42
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                         0.09
  Net realized and unrealized gain on investments               0.12
    Total from Investment Operations                            0.21
LESS DISTRIBUTIONS:
  Dividends from net investment income and
    short-term capital gains                                   (0.05)
  Net asset value at end of period                           $ 10.58
TOTAL RETURN                                                   12.47%**
RATIOS TO AVERAGE NET ASSETS:
  Expenses(1)                                                   0.47%**
  Net investment income(2)                                      6.52%**
SUPPLEMENTAL DATA:
  Net assets at end of period (000)                          $ 2,186
      Portfolio turnover rate                                     46%

  * Commencement of operations.
 ** Annualized.
(1) Without the waiver of advisory fees (Note B), the ratio of expenses to average net assets would have been 0.72% (annualized) for the period ending December 31, 1995.
(2) Without the waiver of advisory fees (Note B), the ratio of net investment income to average net assets would have been 6.27% (annualized) for the period ending December 31, 1995.
See accompanying Notes to Financial Statements.

Flag Investors
Intermediate-term Income Fund
Notes to Financial Statements

A. SIGNIFICANT ACCOUNTING POLICIES - Flag Investors Intermediate-Term Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company designed to provide a high level of current income consistent with preservation of capital within an intermediate-term maturity structure. The Fund commenced operations on May 13, 1991, consisting of Class A Shares, which are subject to a maximum front-end sales charge of 1.50% and a 0.25% distribution fee. On November 2, 1995, the Fund began offering Institutional Shares, which are not subject to a front-end sales charge or a distribution fee. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

   SECURITY VALUATION - Debt securities are valued on the basis of quotations provided by a pricing service, which uses information with respect to transactions on bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Portfolio securities that are listed on a national securities exchange are valued on the basis of their last sale price or, in the absence of recorded sales, at the average of readily available closing bid and asked prices. Securities or other assets for which market quotations are not readily available are valued at their fair value so determined in good faith by the investment advisor under procedures established and monitored by the Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market.

   FEDERAL INCOME TAX - No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to make requisite
   distributions to the shareholders that will be sufficie nt   to  relieve  it
   from all or substantially all federal income and excise taxes. The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income on a monthly basis and net realized long-term capital gains annually, if any.

   OTHER - Security transactions are accounted for on the trade date and the cost of investments sold or redeemed is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis and includes amortization of premiums and accretion of discounts.

   Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and are being amortized on the straight-line method over a five-year period
   beginning  on  the  date  on which  the  Fund   commenced  its  investment
   activities.

B. INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES AND OTHER FEES - Investment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown & Sons Incorporated ("Alex. Brown"), serves as the Fund's investment advisor. As compensation for its advisory services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, at an annual rate of 0.35% of the first $1 billion of the Fund's average daily net assets; 0.30% of the Fund's average daily net assets in excess of $1 billion but not exceeding $1.5 bil-

Flag Investors
Intermediate-term Income Fund
Notes to Financial Statements (CONTINUED)


   lion; and 0.25% of the Fund's average daily net assets in excess of $1.5 billion.

   ICC has agreed to reduce its aggregate fees so that ordinary expenses of the Fund for any fiscal year do not exceed 0.70% of the Fund's average daily net assets. For the year ended December 31, 1995, ICCwaived fees of $162,943.

   As compensation for its transfer agent services, ICC receives from the Fund a per account fee, calculated and paid monthly. ICC received $24,999 for transfer agent services for the year ended December 31, 1995.

   As compensation for its accounting services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, from the Fund's average daily net assets. ICC received $57,172 for accounting services for the year ended December 31, 1995.

   As compensation for providing distribution services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, at an annual rate equal to 0.25% of the Fund's average daily net assets of Class A Shares. For the year ended December 31, 1995, distribution fees aggregated $179,666.

   Flag Investors/ISI Fund complex has adopted a retirement plan for eligible Directors. The pension expense as of year ended December 31, 1995 was not material.

C. CAPITAL SHARE TRANSACTIONS - The Fund is authorized to issue up to 55 million shares of capital stock (45 million Class A, 5 million Institutional, 2 million Class B and 3 million undesignated), par value $.001 per share, all of which are designated as common stock. Transa ctions in shares of the Fund were as follows:

                                            FLAG INVESTORS CLASS A SHARES
                                           FOR THE YEAR ENDED DECEMBER 31,
                                                1995            1994
          Shares sold                          267,783        1,793,782
          Shares issued to
            shareholders on
            reinvestment of
            dividends                          261,580          404,005
          Shares redeemed                   (2,317,104)      (4,649,437)
          Net decrease in shares
            outstanding                     (1,787,741)      (2,451,650)
          Proceeds from sale
            of shares                     $  2,690,780      $18,470,875
          Value of reinvested
            dividends                        2,635,861        4,067,306
          Cost of shares
            redeemed                       (23,241,599)     (46,462,862)
          Net decrease from
            capital share
            transactions                  $(17,914,958)    $(23,924,681)


                                                INSTITUTIONAL SHARES
                                           FOR THE PERIOD NOVEMBER 2, 1995*
                                              THROUGH DECEMBER 31, 1995

          Shares sold                                 219,797
          Shares issued to
            shareholders on
            reinvestment of
            dividends                                      --
          Shares redeemed                             (13,212)
          Net increase in shares
            outstanding                               206,585
          Proceeds from sale
            of shares                              $2,296,015
          Value of reinvested
            dividends                                      --
          Cost of shares
            redeemed                                 (139,140)
          Net increase from
            capital share
            transactions                           $2,156,875

         *Commencement of operations.

Flag Investors
Intermediate-term Income Fund
Notes to Financial Statements (CONCLUDED)

D. INVESTMENT TRANSACTIONS - Purchases and sales of investment securities, other
   than   short-term   obligations,   aggregated   $31,389,840   and
   $42,317,826, respectively, for the year ended December 31, 1995.

   At December 31, 1995, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $1,747,187, and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $101,190.

E. CAPITAL LOSS CARRYFORWARD - At December 31, 1995, there was a tax capital loss carryforward of $3,494,748, of which $383,359 expires in 2002 and $3,111,389 expires in 2003. This carryforward will be used to offset future net capital gains, if any.

F. NET  ASSETS - At  December  31, 1995,  net  assets consisted of:

         Paid-in capital:
            Flag Investors Class A Shares                  $69,160,420
            Flag Investors Institutional
              Shares                                         2,156,875
          Accumulated net realized loss from
            security transactions                           (3,514,478)
          Unrealized appreciation of
            investments                                      1,645,997
         Overdistribution of net investment
            income                                            (147,120)
                                                           $69,301,694

Flag Investors
Intermediate-term Income Fund
Independent Auditors' Report

The Board of Directors and Shareholders, Flag Investors Intermediate-Term Income Fund, Inc.:

          We have audited the accompanying statement of net assets of Flag Investors Intermediate-Term Income Fund, Inc. as of December 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period May 13, 1991 (commencement of operations) to December 31, 1991. These financial statements and financial highlights are the responsibili ty of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Flag Investors Intermediate-Term Income Fund, Inc. as of December 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE &TOUCHE LLP
Princeton, New Jersey
January 26, 1996

Flag Investors
Intermediate-term Income Fund

Directors and Officers

Richard T. Hale            M. Elliott Randolph, Jr.
CHAIRMAN                   PRESIDENT

James J. Cunnane           Paul D. Corbin
DIRECTOR                   EXECUTIVE VICE PRESIDENT

N. Bruce Hannay            Gary V. Fearnow
DIRECTOR                   VICE PRESIDENT

John F. Kroeger            Edward J. Veilleux
DIRECTOR                   VICE PRESIDENT

Louis E. Levy              Brian C. Nelson
DIRECTOR                   VICE PRESIDENT AND SECRETARY

Eugene J. McDonald         Monica M. Hausner
DIRECTOR                   VICE PRESIDENT

W. James Price             Joseph A. Finelli
DIRECTOR                   TREASURER

Harry Woolf                Laurie D. DePrine
DIRECTOR                   ASSISTANT SECRETARY


Investment Objective
An open-end mutual fund designed to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

Chairman's Letter

   The year 1995 saw the retirement of two of our longtime Directors. We would like to thank them for their valuable and tireless service over the years.

   Alonzo G. Decker, former Chairman and CEO of Black & Decker, was one of our original Directors, joining the Board in 1981. He served with distinction, and his wise counsel will be much missed; but we know he will enjoy having more time to spend on his farm on the Eastern Shore of Maryland.

   Bruce Hannay, former Vice President for Patents and Research at Bell Labs, joined our Board at the time we formed Flag Investors Telephone Income Fund. His knowledge of the telecommunications industry was of great assistance to us. His willingness to cross the country four times each year to attend our Board meetings tells us a great deal about his energy and loyalty. We wish him well in his retirement in the beautiful State of Washington.

   Al and Bruce, we thank you and will miss you.

Sincerely,

/s/ Richard T. Hale
Richard T. Hale